Baird Small/Mid Cap Value Fund

Trading Symbols:
BMVSX – Investor Class Shares
BMVIX – Institutional Class Shares

Summary Prospectus
May 1, 2020

Before you invest, you may want to review the Baird Small/Mid Cap Value Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2020, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on the Fund’s website (www.bairdassetmanagement.com/ baird-funds/funds-and-performance#Literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-442-2473 or sending an e-mail request to info@bairdfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-442-2473 or send an email request to info@bairdfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective
The investment objective of the Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.84%	0.84%
Total Annual Fund Operating Expenses	1.84%	1.59%
Less: Fee Waiver/Expense Reimbursement(1)	-0.74%	-0.74%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	0.85%

(1)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.10% of average daily net assets for the Investor Class shares and 0.85% of average daily net assets for the Institutional Class shares. The Advisor’s expense reimbursement agreement includes interest expense and the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies (to the extent, in the aggregate, such expenses exceed 0.0049% of the Fund’s net assets) and excludes taxes , brokerage commissions and extraordinary expenses. If such excluded expenses were incurred, Fund expenses would be higher. The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred, provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment. The agreement will continue in effect at least through April 30, 2021 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Please note that the one-year numbers below are based on the Fund’s net expenses resulting from the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$112	$507	$927	$2,098
Institutional Class Shares	$87	$429	$796	$1,827

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of common stocks of companies with small-to-medium market capitalizations. The Advisor defines such companies as those with a maximum market capitalization of $17 billion at the time of investment. Although the Fund invests principally in U.S. companies, the Fund may invest up to 15% of its total assets in equity securities (consisting of common stocks, ordinary shares and American Depositary Receipts (“ADRs”)) of foreign companies that are traded on U.S. exchanges. The Advisor seeks to identify industries and business models that it believes are priced at a discount to their true value because they are currently out of favor with the market or have earnings or profit potential that may be underestimated by Wall Street analysts. The Advisor seeks to purchase securities of small-to-medium capitalization companies believed to have favorable valuation characteristics and opportunities for increased growth. The Fund may have significant investments in the financial services sector. The Advisor primarily considers the following factors:

•	Valuation – Low price/earnings, price/book and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of forecasted levels of profitability.

•
Balance Sheet Strength – Above average projected net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates; trends in balance sheet items, including inventories and accounts receivable and payable, are also scrutinized.

•	Product Offering/Market Position – The company offers a valuable product or service and has a good market position within a viable industry.

•	Accounting Policies and Management – The company possesses sound financial and accounting policies and has a high quality management team with a track record of success.

The Advisor will typically sell a security held by the Fund when the investment thesis changes, the company’s fundamentals deteriorate, the Advisor identifies portfolio structure or risk management needs and/or the security’s valuation relative to its peer group is no longer attractive.

Principal Risks
Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market. The U.S. and international markets have recently experienced extreme price volatility and reduced liquidity. Continuing market problems may have adverse effects on the Fund.

Value-Style Investing Risks
Because the Fund focuses on value-style stocks, its performance may at times be worse than the performance of funds that focus on other types of stocks or that have a different investment style. Value style investing may go out of favor with investors, negatively impacting the Fund’s growth and performance. Value stocks may also fail to appreciate as much as anticipated, and their intrinsic value may not be recognized by the broader market.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect. Such errors could result in a negative return and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Smaller Market Capitalization Risks
Stocks of companies with small and medium market capitalizations involve a higher degree of risk than investments in the broad-based equities market. Small- to mid-capitalization stocks are often more volatile and less liquid than investments in larger companies, and are more likely to be adversely affected by poor economic or market conditions. In addition, small- to mid-capitalization companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

Financial Sector Risks
The Fund may invest a relatively large percentage of its assets in the financial sector and, therefore, the Fund’s performance may be adversely affected by volatility in financial and credit markets. Financial services companies (e.g., banks and insurance companies) are subject to extensive government regulation, interest rate risk, credit losses and price competition, among other factors.

Real Estate Investment Trusts
The Fund may invest a significant portion of its assets in real estate investment trusts (“REITs”). REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause a decrease in market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. In addition, REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT or by the ability of tenants to pay rent. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation and could possibly fail to qualify for favorable U.S. federal income tax treatment.

Small Fund Risk
There can be no assurance that the Fund will grow to or maintain an economically viable size.
Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, withholding of foreign taxes, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations. Foreign companies generally are subject to different auditing and financial reporting standards than those applicable to domestic companies.

The United Kingdom withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the United Kingdom’s departure from the EU, the United Kingdom entered a transition period until December 31, 2020 during which time a trade deal and other key agreements are to be negotiated. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the United Kingdom’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Recent Market Events
U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors. Most recently, the novel coronavirus (COVID-19) has evolved into a global pandemic at a scale not seen since the Spanish Flu of 1918. The COVID-19 pandemic has required much of the developed world to restrict movement of people to slow the rate of infection and “flatten the curve” resulting in large segments of their economies being shut down. Essentially a global health crisis has created a global economic and financial crisis. Economies around the world, including the U.S., are expected to contract sharply in the near-term with unemployment rates reaching 15% to 25% over the next quarter. The impact and spread of COVID-19 in developing or emerging market countries may cause a relatively greater strain on those countries’ healthcare systems and economies than those in developed countries. The full effects, costs and duration of the coronavirus, as well as the effectiveness of government stimulus measures and other steps being taken to mitigate its impact, may not be known for some time and may continue to adversely affect the Fund. It is also possible the pandemic may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. These and other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing the Fund’s performance for the past four calendar years and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund toll-free at 1-866-442-2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	1st quarter 2019	10.94%
Worst quarter:	4th quarter 2018	-18.08%

Average Annual Total Returns as of December 31, 2019
	1 Year	Since Inception (11/30/15)
Institutional Class
Return Before Taxes	18.23%	5.94%
Return After Taxes on Distributions	17.99%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	10.96%	4.61%
Investor Class
Return Before Taxes	17.86%	5.67%
Russell 2500® Value Index	23.56%	9.11%
(reflects no deduction for fees, expenses or taxes)

After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. After‑tax returns are not relevant if you hold your shares through a tax‑deferred account, such as a 401(k) plan or an individual retirement account.

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Michelle E. Stevens, CFA	2015	Senior Portfolio Manager for Baird Equity Asset Management and Managing Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1‑866‑442-2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long-term capital gains unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon the withdrawal of such funds.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Fund as “clean” shares and charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.